Exhibit 99.1

InspireMD Announces Presentation of Positive One-Year Follow-Up Results from the

C-GUARDIANS U.S. Investigational Device Exemption (IDE) Clinical Trial of CGuard at

LINC 2024

Data demonstrate lowest reported primary endpoint event rate of 1.95% through twelve months post-procedure for any carotid stent or embolic protection device pivotal trial

Study results to support a Premarket Approval (PMA) application to FDA in H2 2024

U.S. commercial launch of the CGuard™ Prime Carotid Stent System anticipated in H1 2025, if approved

Tel Aviv, Israel, and Miami, Florida — May 28, 2024 – InspireMD, Inc. (Nasdaq: NSPR), developer of the CGuard™ Embolic Prevention Stent System (EPS) for the prevention of stroke, today announced the presentation of positive one-year outcomes from its C-GUARDIANS IDE clinical trial of the CGuard™ Carotid Stent System for the treatment of carotid artery stenosis at this year’s Leipzig Interventional Course (LINC) 2024, which is being held May 28-31, in Leipzig, Germany.

Marvin Slosman, chief executive officer of InspireMD, stated, “We are very pleased to have such a significant presence at this year’s LINC conference, highlighted by a presentation of the primary endpoint results from our C-GUARDIANS clinical study. The independently adjudicated major adverse event rates through one-year are the lowest reported to date from any carotid stent or embolic protection device pivotal trial. With these data in-hand, we now have line of sight to a PMA application in the back half of this year, with preparation ongoing for a robust U.S. commercial launch in the first half of 2025, if approved. In addition to these results, we continue to be enthusiastic about our plans to introduce both CAS and TCAR solutions serving the broadest community of specialists serving the carotid revascularization market with the best implant in CGuard Prime.”

Dr. Chris Metzger, M.D., System Vascular Chief at OhioHealth, and lead investigator of the C-GUARDIANS trial, stated, “We are very excited that the one-year carefully adjudicated C-GUARDIANS data confirm the extremely low rates of stoke, death, myocardial infarction, and target vessel revascularization in this prospective trial of high-carotid endarterectomy (CEA) risk patients with obstructive carotid disease, including 25% who were symptomatic. These data confirm the potential ‘neuroprotective properties’ of this unique MicroNet technology, offering an outstanding front-line option to consider for each patient with obstructive carotid artery disease.”

Presentation details:

Title:	One-Year Follow-Up Results from the C-GUARDIANS Pivotal Trial of the CGuard™ Carotid Stent System

Presenter:	Dr. D. Christopher Metzger, System Vascular Chief, OhioHealth

Date/time:	Tuesday, May 28th at 2:53 pm CEST (8:53am EDT)

Presentation Highlights:

●	From July 2021 to June 2023, 316 patients were prospectively enrolled in this single-arm carotid artery stenting study performed at 24 sites in the US and the EU.

●	The primary endpoint is a composite of: (1) incidence of major adverse events including death (all-cause mortality), any stroke, or myocardial infarction (DSMI) through 30-days post index procedure, or (2) ipsilateral stroke from day 31 to day 365 post-procedure.

●	Stenting with the CGuard carotid stent system in patients with carotid artery stenosis and at high risk for carotid endarterectomy had a primary endpoint event rate of 1.95%, from procedure through 1-year follow-up.

●	The presentation is available on our website at: Clinical Presentations - InspireMD

About LINC

LINC, the Leipzig Interventional Course, is strongly committed to contributing to a systematic scientific evaluation and interdisciplinary discussion of new methods in the field of vascular medicine, allowing conclusions for daily interventional practice. LINC is an interdisciplinary live course, designed to provide a global platform, permitting the discussion of the “vascular patients” by integrating colleagues of different specialties from around the world who are performing endovascular interventions.

For more information, please visit: https://www.leipzig-interventional-course.com/

About C-GUARDIANS

The C-GUARDIANS clinical trial evaluated the safety and efficacy of the CGuard™ Carotid Stent System for the treatment of carotid artery stenosis. The study enrolled 316 patients across 24 trial sites in the U.S. and Europe.

The trial included both symptomatic and asymptomatic patients undergoing carotid artery stenting (CAS). The primary endpoint includes the composite of the following: incidence of the following major adverse events: death (all- cause mortality), all stroke, or myocardial infarction (DSMI) through 30-days post-index procedure, or ipsilateral stroke from 31-365-day follow-up, based on the Clinical Events Committee (CEC) independent adjudication. The performance goal will be considered to have been met if the upper bound of the two-sided 95% confidence interval calculated from the observed primary endpoint rate is <11.6% and the p-value is <0.025.

About InspireMD, Inc.

InspireMD seeks to utilize its proprietary MicroNet® technology to make its products the industry standard for carotid stenting by providing outstanding acute results and durable, stroke-free long-term outcomes. InspireMD’s common stock is quoted on the Nasdaq under the ticker symbol NSPR.

We routinely post information that may be important to investors on our website. For more information, please visit www.inspiremd.com.

Forward-looking Statements

This press release contains “forward-looking statements.” Forward-looking statements include, but are not limited to, statements regarding InspireMD or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential”, “scheduled” or similar words. Examples of such statements include, but are not limited to, statements relating to the C-Guardians U.S. IDE clinical trial, including one-year results from such trial presented at LINC 2024, as well as the timing and outcome of any subsequent results, PMA or potential launch. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with our history of recurring losses and negative cash flows from operating activities, significant future commitments and the uncertainty regarding the adequacy of our liquidity to pursue our complete business objectives, and substantial doubt regarding our ability to continue as a going concern; our need to raise additional capital to meet our business requirements in the future and such capital raising may be costly or difficult to obtain and could dilute out stockholders’ ownership interests; market acceptance of our products; an inability to secure and maintain regulatory approvals for the sale of our products; negative clinical trial results or lengthy product delays in key markets; our ability to maintain compliance with the Nasdaq listing standards; our ability to generate revenues from our products and obtain and maintain regulatory approvals for our products; our ability to adequately protect our intellectual property; our dependence on a single manufacturing facility and our ability to comply with stringent manufacturing quality standards and to increase production as necessary; the risk that the data collected from our current and planned clinical trials may not be sufficient to demonstrate that our technology is an attractive alternative to other procedures and products; intense competition in our industry, with competitors having substantially greater financial, technological, research and development, regulatory and clinical, manufacturing, marketing and sales, distribution and personnel resources than we do; entry of new competitors and products and potential technological obsolescence of our products; inability to carry out research, development and commercialization plans; loss of a key customer or supplier; technical problems with our research and products and potential product liability claims; product malfunctions; price increases for supplies and components; insufficient or inadequate reimbursement by governmental and other third-party payers for our products; our efforts to successfully obtain and maintain intellectual property protection covering our products, which may not be successful; adverse federal, state and local government regulation, in the United States, Europe or Israel and other foreign jurisdictions; the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction; the escalation of hostilities in Israel, which could impair our ability to manufacture our products; and current or future unfavorable economic and market conditions and adverse developments with respect to financial institutions and associated liquidity risk. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Investor Contacts:

Craig Shore

Chief Financial Officer

InspireMD, Inc.

888-776-6804

craigs@inspiremd.com

Chuck Padala, Managing Director

LifeSci Advisors

646-627-8390

chuck@lifesciadvisors.com

investor-relations@inspiremd.com